UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
May 30, 2018
Date of Report (Date of earliest event reported)

THE RUBICON PROJECT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36384	20-8881738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12181 Bluff Creek Drive, 4th Floor
Los Angeles, CA 90094
(Address of principal executive offices, including zip code)
(310) 207-0272
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
As previously announced, on May 30, 2018, The Rubicon Project, Inc. (the “Company”) hosted meetings at the Craig Hallum Institutional Investor Conference in Minneapolis. The text of the PowerPoint slides used during the meetings is attached as Exhibit 99.1. In particular, the Company suggests reviewing slide 22 regarding the European General Data Protection Regulation (“GDPR”) and the discussion regarding GDPR on the Company’s Quarterly Report on Form 10-Q filed with the Securities Exchange Commission on May 3, 2018.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number        Description

99.1	Slide deck used during the meetings with investors at the Craig Hallum Institutional Investor Conference

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RUBICON PROJECT, INC.

Date:	May 30, 2018	By:	/s/ Jonathan Feldman
Jonathan Feldman
Deputy General Counsel and Assistant Secretary